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                                                                   EXHIBIT 10.36

                     FIRST AMENDMENT TO AMENDED AND RESTATED
   NORTHWEST BIOTHERAPEUTICS, INC. LOAN AGREEMENT, SECURITY AGREEMENT AND 10%
                      CONVERTIBLE, SECURED PROMISSORY NOTE

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED NORTHWEST
BIOTHERAPTUECTICS, INC. LOAN AGREEMENT, SECURITY AGREEMENT and 10% CONVERTIBLE, SECURED PROMISSORY NOTE (the "First Amendment") is made and entered into as of April 12, 2005, by and among NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation (the "Maker") and Toucan Capital fund II, L.P. (the "Holder"). This First Amendment amends the Note (as defined below).

                                    RECITALS

A. Section 17.6 of that certain Amended and Restated Northwest Biotherapeutics, Inc. Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note, dated as of July 30, 2004 and originally issued on April 26, 2004, by and between the Maker and the Holder (the "Note"), states that no provision of such note may be amended or waived without the express written consent of both Maker and Holder; and

B. The Maker and the Holder wish to amend the Note as provided below.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Note is hereby amended to provide that the Maturity Date is June 26, 2005 or such earlier date as may be applicable under Sections 3 and 4 thereof.

2. All other terms and conditions of the Note shall be unaffected hereby and remain in full force and effect.

3. This First Amendment shall be governed by and construed under the laws of the State of Delaware without giving effect to principles of conflicts of laws of the State of Delaware or any other state.


                            [SIGNATURE PAGE FOLLOWS]


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        IN WITNESS WHEREOF, the parties hereto have executed this FIRST
AMENDMENT TO AMENDED AND RESTATED NORTHWEST BIOTHERAPEUTICS, INC. LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE, SECURED PROMISSORY NOTE as of the date first above written.

MAKER:

NORTHWEST BIOTHERAPEUTICS, INC.,
a Delaware corporation

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------


HOLDER:

TOUCAN CAPITAL FUND II, L.P.

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------